DIREXION HILTON TACTICAL INCOME FUND

Investor Class (HCYAX)

A SERIES OF THE DIREXION FUNDS

Supplement dated April 2, 2015

to the Summary Prospectus,

Prospectus and Statement of Additional Information (“SAI”)

each dated December 29, 2014

IMPORTANT NOTICE REGARDING

CONVERSION OF INVESTOR CLASS SHARES OF THE DIREXION HILTON TACTICAL INCOME FUND (THE “FUND”) TO CLASS A SHARES

Based upon the recommendation of Rafferty Asset Management, LLC, the investment adviser for the Fund, the Board of Trustees of the Direxion Funds has approved the conversion of the Fund’s Investor Class Shares to Class A Shares effective as of June 1, 2015.

On June 1, 2015, the Fund will begin selling Class A Shares and will convert all outstanding Investor Class Shares to Class A Shares.  Prior to this conversion, shareholders of Investor Class Shares may redeem their investments as described in the Fund’s Prospectus.  If Investor Class Shares are not redeemed prior to the conversion, each shareholder investment in Investor Class Shares of the Fund will convert to Class A Shares of the Fund in an amount equal to the aggregate value of their Investor Class Shares.

Effective June 1, 2015, the Class A Shares will be offered by the Fund.  The fees and charges related to the Class A Shares are shown in the table below.

Class A
Sales Charge (Load) Imposed on Purchases	5.50%
Contingent Deferred Sales Charge (“CDSC”)(1)	1.00%
Distribution/Service (Rule 12b-1) Fee	0.25%
Redemption Fee	1.00%

(1)       If you purchased $1 million or more of Class A shares of the Fund that were not otherwise eligible for a sales charge waiver and sell your Class A shares within 24 months of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.

NOTE:  Any Investor Class shareholder whose shares are converted into Class A Shares will not have to pay the Class A front-end sales load as part of the conversion. Accounts that exist in the Investor Class as of May 29, 2015, and are converted to Class A Shares, will not be charged a sales load on any future purchase, nor will they be charged a CDSC.

For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.